Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Billed accounts receivable, allowance for doubtful accounts	$ 2,726	$ 14
Unbilled accounts receivable, allowance for doubtful accounts	$ 927	$ 390
Ordinary shares, shares Authorized	451,925,654	451,925,654
Ordinary shares, shares issued	182,762,475	179,610,128
Ordinary shares, shares outstanding	177,621,367	179,610,128